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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        November 10, 2005
                                                ------------------------------


                              HARTVILLE GROUP, INC.
             (Exact name of registrant as specified in its charter)

Nevada                                 333-82786             94-3360099
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


3840 Greentree Ave., SW, Canton, OH                                 44706
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code        (330)  484-8080
                                                   ----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240,14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))


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SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
           RELATED AUDIT REPORT OR COMPLETED INTERNAL REVIEW.

On November 4, 2005, the Registrant determined that it will be required to restate its previously issued financial information for the years ended December 31, 2003 and 2004 and quarterly financial information for 2003, 2004 and the first two quarters of 2005. The Registrant's prior financial statements for those periods should therefore no longer be relied upon.

The Registrant's management and its Audit Committee and Board of Directors have discussed the decision to restate with its independent auditors.



SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:

(c)      Exhibits Description of Exhibits

            99.1           Press Release dated November 10, 2005





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of November, 2005.





                              HARTVILLE GROUP, INC.
                                  (REGISTRANT)

                           By: /s/ Dennis C. Rushovich
                               ------------------------
                               Dennis C. Rushovich
                                    President



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